UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2017

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01. Entry into a Material Definitive Agreement.

Dealer Manager Agreement

Hines Global Income Trust, Inc. (the “Company”) recently had its Registration Statement on Form S-11 (Reg. No. 333-220046) declared effective by the Securities and Exchange Commission (the “SEC”). Pursuant to the Registration Statement, the Company is making a second public offering of up to $2,500,000,000 in shares of its common stock, including $500,000,000 of shares offered under the Company’s distribution reinvestment plan (the “Follow-on Offering”). As discussed in the Company’s previous filings with the SEC, on November 30, 2017, the Company (i) redesignated its issued and outstanding Class A shares of common stock, Class T shares of common stock, Class I shares of common stock and Class J shares of common stock as “Class AX Shares,” “Class TX Shares,” “Class IX Shares” and “Class JX Shares,” respectively, and (ii) reclassified the authorized but unissued portion of its common stock into four additional classes of shares of its common stock: “Class T Shares,” “Class S Shares,” “Class D Shares,” and “Class I Shares.”

In connection with the Follow-On Offering, on December 6, 2017, the Company, Hines Securities, Inc. (the “Dealer Manager”) and Hines Global REIT II Advisors LP (the “Advisor”), entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”), pursuant to which the Dealer Manager was designated as the dealer manager for the Follow-On Offering. Under the Dealer Manager Agreement, the Company has agreed to pay the Dealer Manager (i) (a) with respect to the Class T Shares, a selling commission in the amount of up to 3.0% of the gross offering proceeds of the Class T Shares sold in the primary offering, plus a dealer manager fee in the amount of up to 0.5% of the gross offering proceeds of the Class T Shares sold in the primary offering and (b) with respect to Class S Shares, a selling commission in the amount of up to 3.5% of the gross offering proceeds of the Class S Shares sold in the primary offering, and (ii) (a) with respect to the Class T Shares and Class S Shares, a distribution and stockholder servicing fee in an annual amount equal to1.0% of the aggregate net asset value (“NAV”) of the outstanding Class T Shares and Class S Shares, as applicable, and (b) with respect to the Class D Shares, a distribution and stockholder servicing fee in an annual amount equal to 0.25% of the aggregate NAV of the outstanding Class D Shares.

The Company will cease paying distribution and stockholder servicing fees with respect to any Class T Share, Class S Share or Class D Share at the end of the month in which the transfer agent, on the Company’s behalf, determines that the total upfront selling commissions, dealer manager fees and distribution and stockholder servicing fees paid with respect to Class T Shares, Class S Shares or Class D Shares, as applicable, held by a stockholder within his or her particular account equals 8.75% (or, in the case of shares sold through certain participating broker dealers, a lower limit as set forth in any applicable agreement between the Dealer Manager and a participating broker dealer) of the gross proceeds from the sale of such Class T Shares, Class S Shares or Class D Shares (including the gross proceeds of any shares issued under the distribution reinvestment plan with respect thereto). At the end of such month, such Class T Share, Class S Share or Class D Share (and any shares issued under the distribution reinvestment plan with respect thereto) will convert into a number of Class I Shares (including any fractional shares) with an equivalent aggregate NAV as such share.

In addition, the Company will cease paying distribution and stockholder servicing fees with respect to Class T Shares, Class S Shares and Class D Shares on the earlier to occur of the following: (i) a listing of the Company’s common shares, (ii) merger or consolidation of the Company with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets or (iii) the date following the completion of the primary portion of the Follow-on Offering on which, in the aggregate, underwriting compensation from all sources in connection with the Follow-on Offering, including upfront selling commissions, dealer manager fees, distribution and stockholder servicing fees and other underwriting compensation, is equal to 10% of the gross proceeds from the primary shares sold in the Follow-on Offering. Upon the earlier to occur of such events, the Class T Shares, Class S Shares and Class D Shares will convert into a number of Class I Shares (including any fractional shares) with an equivalent NAV as such shares. The Company will further cease paying the distribution and stockholder servicing fee on any Class T Share, Class S Share or Class D Share that is redeemed or repurchased, as well as upon the Company’s dissolution, liquidation or the winding up of its affairs, or a merger or other extraordinary transaction to which the Company is a party and in which the Class T Shares, Class S Shares or Class D Shares, each as a class, are exchanged for cash or other securities.

No selling commissions or dealer manager fees shall be paid to the Dealer Manager with respect to the sale of Class D Shares and Class I Shares or with respect to any shares sold pursuant to the Company’s distribution reinvestment plan. No distribution and stockholder servicing fees shall be paid to the Dealer Manager with respect to Class I Shares. The Dealer Manager Agreement provides that all or a portion of the distribution and stockholder servicing fees may be reallowed or advanced by the Dealer Manager to participating broker dealers or broker dealers servicing accounts of investors who own Class T Shares, Class S Shares and Class D Shares.

Subject to Financial Industry Regulatory Authority (“FINRA”) limitations on underwriting compensation, in addition to the organization and offering expenses for which the Company will reimburse the Advisor (described below under “Amended Advisory Agreement’), the Advisor may, in its sole discretion, pay additional expenses that are considered underwriting compensation to the Dealer Manager (which may be reallowed or paid by the Dealer Manager to participating broker dealers) without reimbursement from the Company. These additional amounts may be paid by the Advisor in order to fund certain of the Dealer Manager’s costs and expenses related to the distribution of the Offering, including compensation of certain registered employees of the Dealer Manager, reimbursements for customary travel, lodging, meals and reasonable entertainment expenses and other actual costs of registered persons associated with the Dealer Manager incurred in the performance of wholesaling activities and for legal fees of the Dealer Manager. The Company may also reimburse the Dealer Manager, which may in turn reimburse participating broker dealers, for bona fide out of pocket itemized and detailed due diligence expenses.

Pursuant to the Dealer Manager Agreement, the Company has agreed to indemnify the Dealer Manager and participating broker dealers and the Dealer Manager and participating broker dealers have agreed to severally indemnify the Company, its officers and its directors against certain damages, claims and liabilities in connection with the Follow-on Offering, including those arising under the Securities Act of 1933, as amended. The Dealer Manager Agreement may be terminated by any party (i) immediately upon notice to the other parties in the event that the non-terminating party shall have materially failed to comply with any of the material provisions of the Dealer Manager Agreement or if any of the representations, warranties, covenants or agreements of such party contained in the Dealer Manager Agreement shall not have been materially complied with or satisfied within the times specified in the Dealer Manager Agreement or (b) on 60 days’ written notice.

Amended Operating Partnership Agreement

In addition, on December 6, 2017, the Company entered into the Fourth Amended and Restated Limited Partnership Agreement of Hines Global REIT II Properties LP (the “Amended Operating Partnership Agreement”), between the Company, as general partner, and Hines Global REIT II Associates Limited Partnership (the “Special OP Unitholder”), in order to reflect: (i) that the operating partnership units have been redesignated and reclassified to correspond to the classes of the Company’s common stock, such that they consist of Class AX, Class D, Class I, Class IX, Class J, Class S, Class T and Class TX operating partnership units (the “OP Units”); (ii) the elimination of the incentive fee payable to the Special OP Unitholder in connection with a liquidity event or certain other events; and (iii) that, so long as the Amended Advisory Agreement (as defined below) has not been terminated, the Special OP Unitholder will be entitled to a performance participation interest in Hines Global REIT II Properties LP (the “Operating Partnership”), that entitles it to receive an allocation from the Operating Partnership equal to 12.5% of the Total Return, subject to a 5% Hurdle Amount, with a Catch-Up (each term as defined below). Such allocation will be made annually and accrue monthly.

Specifically, the Special OP Unitholder will be allocated a performance participation in an amount equal to:

•
First, if the Total Return for the applicable period exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carryforward Amount (any such excess, “Excess Profits”), 100% of such annual Excess Profits until the total amount allocated to the holder of the Special OP Units equals 12.5% of the sum of (x) the Hurdle Amount for that period and (y) any amount allocated to the holder of the Special OP Units pursuant to this clause (this is commonly referred to as a “Catch-Up”); and

•	Second, to the extent there are remaining Excess Profits 12.5% of such remaining Excess Profits.

“Total Return” for any period since the end of the prior calendar year shall equal the sum of: (i) all distributions accrued or paid (without duplication) on the OP Units outstanding at the end of such period since the beginning of the then-current calendar year, plus (ii) the change in aggregate NAV of such OP Units since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of OP Units, (y) any allocation/accrual to the performance participation interest and (z) applicable distribution and stockholder servicing fee expenses (including any payments made to the Company for payment of such expenses). For the avoidance of doubt, the calculation of Total Return will (i) include any appreciation or depreciation in the NAV of OP Units issued during the then-current calendar year but (ii) exclude the proceeds from the initial issuance of such OP Units. In addition, with respect to a year in which the Company completes a liquidity event, the calculation of Total Return will include any change in the aggregate NAV of the OP Units outstanding will be deemed to equal the difference between the aggregate NAV of such units at the beginning of the year and the aggregate value of such OP Units determined in connection with such liquidity event.

“Hurdle Amount” for any period during a calendar year means that amount that results in a 5% annualized internal rate of return on the NAV of the OP Units outstanding at the beginning of the then-current calendar year and all OP Units issued since the beginning of the then-current calendar year, taking into account the timing and amount of all distributions accrued or paid

(without duplication) on all such units and all issuances of OP Units over the period. The ending NAV of the OP Units used in calculating the internal rate of return will be calculated before giving effect to any allocation/accrual to the performance participation interest and applicable distribution and stockholder servicing fee expenses. For the avoidance of doubt, the calculation of the Hurdle Amount for any period will exclude any OP Units repurchased during such period, which units will be subject to the performance participation allocation upon repurchase as described below.

Except as described in Loss Carryforward Amount below, any amount by which Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.

“Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return, provided that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any OP Units repurchased during such year, which units will be subject to the performance participation allocation upon repurchase as described below. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the performance participation allocation.

The holder of the Special OP Units also will be allocated a performance participation with respect to all OP Units that are repurchased at the end of any month (in connection with redemptions of shares in the Company’s share redemption program) in an amount calculated as described above with the relevant period being the portion of the year for which such unit was outstanding, and proceeds for any such unit repurchase will be reduced by the amount of any such performance participation.

Distributions on the performance participation interest may be payable in cash or Class I OP Units at the election of the Special OP Unitholder. If the Special OP Unitholder elects to receive such distributions in Class I OP Units, the Special OP Unitholder may request the Operating Partnership to repurchase such Class I OP Units from the Special OP Unitholder at a later date. Any such repurchase requests will not be subject to the 5% holding discount under the Company’s share redemption program, but will be subject to the monthly and quarterly volume limitations of the share redemption program. The Operating Partnership will repurchase any such OP Units for cash in an amount determined in accordance with the Amended Operating Partnership Agreement, which generally will equal the aggregate NAV of such OP Units, unless the Company’s board of directors (the “Board”) determines that any such repurchase for cash would be prohibited by applicable law or the Company’s charter, in which case such OP Units will be repurchased for shares of the Company’s common stock with an equivalent aggregate NAV.

Amended Advisory Agreement

Also on December 6, 2017, the Company entered into an Amended and Restated Advisory Agreement (the “Amended Advisory Agreement”), with the Advisor and the Operating Partnership. Under the Amended Advisory Agreement, the acquisition and disposition fees previously payable to the Advisor were eliminated, although the Advisor continues to be entitled to reimbursement for acquisition and disposition expenses. In addition, under the Amended Advisory Agreement, the Advisor will continue to be paid a fixed asset management fee equal to 0.0625% per month of the value of the Company’s real estate investments at the end of each month. The value of the real estate investments at the end of each month is determined using the cost of the Company’s real estate investments at the end of each month; provided that if the Board has determined an NAV per share that includes the real estate investments on which the asset management fee is being calculated, the asset management fee with respect to those real estate investments will be equal to 0.0625% per month of the most recently determined value of such real estate investments at the end of each month. Further, the Amended Advisory Agreement imposes a cap on the asset management fee, such that it cannot exceed an amount equal to 1/12th of 1.25% of the Company’s NAV at the end of the applicable month.

Further, under the Amended Advisory Agreement, the Advisor has agreed to advance all of the Company’s organization and offering expenses, including expenses that are deemed issuer costs and certain expenses that are deemed underwriting compensation, such as legal, accounting, printing, mailing and filing fees and expenses, bona fide due diligence expenses of participating broker dealers and investment advisers supported by detailed and itemized invoices, costs in connection with preparing sales materials, design and website expenses, fees and expenses of the escrow agent and transfer agent, fees to attend retail seminars sponsored by participating broker dealers, but excluding upfront selling commissions, dealer manager fees and distribution and stockholder servicing fees through December 31, 2018. The Company has agreed to reimburse the Advisor for all such advanced expenses, as well as any organization and offering expenses incurred in prior periods, ratably over the 60 months following December 31, 2018, to the extent that reimbursement to the Advisor for cumulative organization and offering expenses do not exceed an amount equal to 2.5% of gross offering proceeds from the Company’s public offerings. With respect to organization and offering expenses incurred by the Advisor on behalf of the Company after December 31, 2018, the Company has agreed to reimburse the Advisor as and when the expenses are incurred, to the extent that aggregate reimbursements to the Advisor for cumulative organization and offering expenses do not exceed an amount equal to 2.5% of gross offering proceeds from the Company’s public offerings.

The preceding summaries of the Dealer Manager Agreement, the Amended Operating Partnership Agreement, and the Amended Advisory Agreement do not purport to be complete and are qualified in their entirety by reference to the Dealer Manager Agreement, the Amended Advisory Agreement and the Amended Operating Partnership Agreement, copies of which are filed herewith as Exhibits 1.1, Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Item 8.01 Other Items.

Amended Distribution Reinvestment Plan

In connection with the Follow-on Offering, the Board approved and adopted the Sixth Amended and Restated Distribution Reinvestment Plan (the “Amended DRP”), in order to provide that new stockholders who purchase shares in the Follow-on Offering will be automatically enrolled in the Amended DRP, subject to the limitations and ability to opt-out of enrollment described below. Pursuant to the terms of the Amended DRP, effective as of December 4, 2017, the distributions payable to a stockholder who purchased shares in the Follow-on Offering will be automatically reinvested in additional whole or fractional shares of common stock, unless the stockholder is a resident of Alabama, Idaho, Kansas, Kentucky, Maine, Maryland, Nebraska, New Jersey, Ohio or Washington, is a client of a participating broker dealer that does not permit automatic enrollment in the Amended DRP, or the stockholder elects not to become a participant by noting such election on the subscription agreement. If the stockholder is a resident of Alabama, Idaho, Kansas, Kentucky, Maine, Maryland, Nebraska, New Jersey, Ohio or Washington, or a client of a participating broker dealer that does not permit automatic enrollment in the Amended DRP, the stockholder may choose to enroll as a participant by noting such election on the subscription agreement. There were no other material changes to the terms of the Company’s distribution reinvestment plan.

Amended Share Redemption Program

Also in connection with the Follow-On Offering, the Board (i) approved the termination of the share redemption program applicable to Class AX Shares and Class TX Shares and (ii) approved the amendment and restatement of the share redemption program applicable to Class IX Shares and Class JX Shares, in order to make it applicable to all classes of the Company’s common stock (the “Amended SRP”). The Amended SRP has replaced the Company’s existing share redemption programs, effective as of December 4, 2017 and has substantially the same terms and limitations as the share redemption program applicable to Class IX Shares and Class JX Shares.

Redemptions under the Amended SRP will be made on a monthly basis. Subject to the limitations of and restrictions on the Amended SRP, and subject to funds being available as described below, shares redeemed under the Amended SRP will be redeemed at the transaction price in effect on the date of redemption, which generally will be a price equal to the NAV per share applicable to the class of shares being redeemed and most recently disclosed by the Company in a public filing with the SEC. Under the Amended SRP, the Company may repurchase during any calendar month common shares whose aggregate value (based on the redemption price per share in effect when the redemption is effected) is 2% of the Company’s aggregate NAV as of the last calendar day of the previous month and during any calendar quarter whose aggregate value (based on the redemption price per share in effect when the redemption is effected) is up to 5% of the Company’s aggregate NAV as of the last calendar day of the prior calendar quarter. During a given quarter, if in each of the first two months of such quarter the 2% repurchase limit is reached and stockholders’ redemptions are reduced pro rata for such months, then in the third and final month of that quarter, the applicable limit for such month will likely be less than 2% of the Company’s aggregate NAV as of the last calendar day of the previous month because the redemptions for that month, combined with the redemptions in the previous two months, cannot exceed 5% of the Company’s aggregate NAV as of the last calendar day of the prior calendar quarter.

There is no minimum holding period for shares under the Amended SRP and stockholders may request that the Company redeem their shares at any time. However, shares that have not been outstanding for at least one year will be redeemed at 95% of the redemption price that would otherwise apply to the class of shares being redeemed; provided, that, the period that a Class T Share, Class S Share and/or Class D Share was held prior to being converted into a Class I Share will count toward the total hold period for a Class I Share, the period that a Class TX Share was held prior to being converted into a Class AX Share will count toward the total hold period for a Class AX Share and the period that a Class IX Share was held prior to being converted into a Class JX Share will count toward the total hold period for a Class JX Share. The Company intends to waive the 5% holding discount with respect to the redemption of shares acquired pursuant to its distribution reinvestment plan and shares issued as stock dividends. In addition, upon request, the Company intends to waive the 5% holding discount in the case of the death or disability of a stockholder.

Unless the Board determines otherwise, the Company intends to fund redemptions pursuant to the Amended SRP from any available cash sources at its disposal, including available cash, cash flow from operations, the sale of real estate-related securities and other assets, borrowings or offering proceeds, without any limitation on the amounts the Company may pay from such sources. The Board will have complete discretion to determine whether all of such funds will be applied to redemptions pursuant to the Amended SRP, whether such funds are needed for other purposes or whether additional funds from other sources may be used for redemptions pursuant to the Amended SRP.

The Amended SRP is intended to be indefinitely open unless modified, suspended or terminated by the Board or upon the occurrence of a liquidity event. The Board may terminate, suspend or amend the Amended SRP at any time without stockholder approval if the directors believe such action is in the Company’s best interests, or if they determine the funds otherwise available to fund redemptions are needed for other purposes. In addition, the Board may determine to suspend the Amended SRP due to regulatory changes, changes in law or if the Board becomes aware of undisclosed material information that it believes should be publicly disclosed before shares are redeemed. Material modifications, including any reduction to the monthly or quarterly limitations on redemptions, and suspensions of the program will be disclosed promptly to stockholders in a prospectus supplement (or post-effective amendment if required by the Securities Act) or current report on Form 8-K filed with the SEC.

The preceding summaries of the Amended DRP and the Amended SRP do not purport to be complete and are qualified in their entirety by reference to the Amended DRP and the Amended SRP, copies of which are filed herewith as Exhibits 4.1 and Exhibit 99.1, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1
Dealer Manager Agreement, dated as of December 6, 2017, by and among Hines Global Income Trust, Inc., Hines Securities, Inc. and Hines Global REIT II Advisors LP (filed as Exhibit 1.1 to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-11, File No. 333-220046 (the “Registration Statement”) on December 6, 2017 and incorporated by reference herein)

4.1
Sixth Amended and Restated Distribution Reinvestment Plan, effective as of December 4, 2017 (filed as Appendix B to the Prospectus included in the Registration Statement on December 1, 2017 and incorporated by reference herein.)

10.1
Fourth Amended and Restated Limited Partnership Agreement of Hines Global REIT II Properties LP, dated as of December 6, 2017 (filed as Exhibit 10.1 to Post-Effective Amendment No. 1 to the Registration Statement on December 6, 2017 and incorporated by reference herein)

10.2
Amended and Restated Advisory Agreement, dated as of December 6, 2017, by and among Hines Global Income Trust, Inc., Hines Global REIT II Advisors LP and Hines Global REIT II Properties LP (filed as Exhibit 10.2 to Post-Effective Amendment No. 1 to the Registration Statement on December 6, 2017 and incorporated by reference herein)

99.1
Hines Global Income Trust, Inc. Share Redemption Program, effective as of December 4, 2017 (filed as Exhibit 99.4 to Pre-Effective Amendment No. 1 to the Registration Statement on December 1, 2017 and incorporated by reference herein)

Statements in this Current Report on Form 8-K, and the exhibits furnished herewith, including but not limited to intentions, beliefs, expectations or projections relating to items such as future redemptions pursuant to the Amended SRP and future reinvestments of cash distributions pursuant to the Amended DRP are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as updated by the Company’s other filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

December 12, 2017	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer